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                                                                    Exhibit 10.6

                            Translation from Russian into English


                       General Contract for Delivery No.1
                                 of 12.03.2001


Firm ASCONI Ltd., Republic of Moldova, hereinafter referred to as the Supplier, in the person of Director K. Jitaru acting on the Statute basis
                                      and
firm JOSEF SMILEK, Ceska republika, hereinafter referred to as the Buyer, in the person of Director Josef Smilek acting on the Statute basis, hereby agree as follows:

                           1. Subject of the Contract
1. The Supplier grants the Buyer an exclusive right to sell the goods produced by the Supplier (bottled wine) on the territory of Czechia.
2. The Supplier undertakes to deliver during the contractual period and the Buyer undertakes to accept and pay for the wine (hereinafter referred to as the Goods) according to Annex approved by the parties.
3. The total volume of the goods subject to delivery under the present Contract is 200 000 bottles. Volume of delivery can be changed (increased or reduced).
4.      The Contract covers the present and future goods of the Supplier.


                   2. Price of the goods and terms of payment
1. Price for the shipped goods is negotiable and quoted for every lot of the goods on the day of Invoice issuing, ex-works, the Supplier's warehouse.
2. Payment shall be performed for each lot of the goods by means of bank transfers in US dollars, to the extent of 100% of the lot value.
3. The Buyer shall perform payments for the delivered goods according to Invoice during 60 days.


                     3. Obligations of the parties
3.1.    The Supplier undertakes to:
3.1.1. Deliver the goods of the quality that meets the requirements and sanitary norms of the Moldavian Standard for foodstuffs CM 117.
3.1.2. Not to deliver the goods to other buyers in Czechia during the validity period of the present Contract.
3.1.3. Indemnify the Buyer for expenses on publicity (printed matters, presence on international fairs and so on by agreement) as well as cover by 50% entry fees to new trade companies in order to expand the market for the goods.
3.1.4. Forward with the Expeditor documents necessary for delivery, transportation and receipt of the goods (Original Certificate of the Goods, Compliance Certificate, Quality Certificate, Sanitary Certificate, Invoice, and Customs Declaration).
3.1.5.  Ship the goods in the agreed with the Seller time.

3.2.    The Buyer undertakes:
3.2.1.  Accept the goods and documents forwarded by the Supplier.
3.2.2.  Pay for the goods according to art. 2.3. of the present Contract.
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                                           Translation from Russian into English


3.2.3. Obtain at his risk and expense any import license and/or other national authorizations essential for the Goods import to Czechia.


                                   4. Package
4.1. Packing, marking, transportation and storage of the goods shall be performed according to GOST 5575.
4.2. Place of destination: Josef Smilek, Polska 26, 77900 Olomouc, Ceska republika.


                       S. Responsibilities of the parties
5.1. In case of infringement the terms of delivery, the Supplier shall pay the Seller a penalty to the extent of 0.5% from the value stated in Invoice for every day of the delay.
5.2. In case of infringement the terms of payment, the Buyer shall pay the Seller a penalty to the extent of 0.5% from the value of overdue payment for every day of the delay.


                                 6. Arbitration
6.1. The Parties agree to settle all disputes arisen under the present Contract by means of bilateral negotiations
6.2. If the Parties fail to settle disputes by means of negotiations the disputes shall be referred to the Court of the Republic of Moldova.


                              7. Other conditions
7.1. Any modifications in assortment and price of the delivered goods shall be made in form of separate Annexes to the present Contract and signed by both parties.
7.2.    All Annexes are an integral part of the Contract.
7.3. The present Contract is drawn up in Russian in two copies, one for each party.
7.4. The present Contract comes into force upon signing and remains valid to 31.12.2002.


                     8. Juridical addresses of the parties

The Buyer                                    The Supplier

Josef Smilek
Polska 26
779 00 Olomouc
Ceska republika
ICO 10644303
Banka -- Ceska sporitelna
No. 1765044309/0800
SWIFT - CSPO CZ

                                    [SEAL]

This translation has been performed at the translation office "INTACT-SERVICE" SRL.